UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2023

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (250) 765-6424

 _____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEXX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	LEXXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Lexaria Bioscience Corp. (“Lexaria”) announced in its press releases of June 20 and July 19, 2023 the grants of its most recent US patents for the use of its proprietary DehydraTECH technology for the treatment of hypertension and for use with nicotine molecules in sublingual delivery formats. A summary of these most recently issued US patents is as follows:

US Patent #11,666,543 - Pharmaceutical Compositions and Methods for Treating Hypertension

US Patent #11,666,544 - Compositions and Methods for Treating Hypertension

These patents represent our first and second patents in our Patent Family #21 and the protection for both pharmaceutical compositions and non-pharmaceutical compositions, reinforce Lexaria’s commercial opportunities in the separate pharmaceutical and consumer markets. With our expected upcoming filing with the FDA of our Investigational New Drug application for the use of DehydraTECH-CBD for the treatment of hypertensive patients, the issuance of these patents comes at an opportune time for the Company.

US Patent #11,700,875 - Compositions and Methods For Sublingual Delivery of Nicotine

Lexaria’s mission is to provide healthier delivery methods of different drugs and other active ingredients through the use of its proprietary drug delivery technology DehydraTECH. Accordingly, the grant of this patent, which includes claims for many types of nicotine for use in sublingual delivery formats, is of particular importance in light of Lexaria’s current nicotine study, as detailed in our news release of May 8, 2023. Study NIC-H22-1 utilized a DehydraTECH enhanced nicotine oral pouch format which was compared against commercially available nicotine oral pouches, to validate our belief that DehydraTECH enhanced nicotine oral pouches will deliver nicotine to the user more effectively. Should our study results evidence this improved delivery, we believe that commercialized oral pouches with DehydraTECH enhanced nicotine could encourage current nicotine smokers and vapers to switch to this healthier format.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: July 20, 2023

3